EXHIBIT 10.9

WAIVER AND FIRST AMENDMENT TO MARCH 2005 NOTES AND WARRANTS

WAIVER AND FIRST AMENDMENT TO MARCH 2005 NOTES AND WARRANTS

THIS WAIVER AND FIRST AMENDMENT TO MARCH 2005 NOTES AND WARRANTS (this “Amendment”) is entered into as of May 31, 2005, by and among Galaxy Energy Corporation, a Colorado corporation (the “Company”), and the investors listed on the Schedule of Securities Holders attached hereto (collectively, the “Securities Holders”).

W I T N E S S E T H:

WHEREAS, the Company and certain investors (collectively, the “2004 Buyers”) entered into that certain Securities Purchase Agreement (the “2004 Purchase Agreement”), dated as of August 19, 2004, pursuant to which the Company issued to the 2004 Buyers senior secured convertible notes (the “Initial Notes”), dated August 19, 2004, in an aggregate principal amount of $15,000,000 and warrants (the “2004 Warrants”), dated August 19, 2004, to purchase an aggregate of 5,194,806 shares (subject to adjustment as provided therein) of the common stock, par value $.001 per share (the “Common Stock”), of the Company, and subsequently issued to the 2004 Buyers senior secured convertible notes (the “Additional Notes” and, collectively with the Initial Notes, the “2004 Notes”), dated October 27, 2004, in an aggregate principal amount of $5,000,000;

WHEREAS, the Company and the Securities Holders have entered into that certain Securities Purchase Agreement (the “March 2005 Purchase Agreement”), dated as of March 1, 2005, pursuant to which the Company issued to the Securities Holders senior subordinated convertible notes (the “March 2005 Notes”), dated March 1, 2005, in an aggregate principal amount of $7,695,000, which Notes such Holders continue to hold as of the date hereof, and warrants (the “March 2005 Warrants”), dated March 1, 2005, to purchase an aggregate of 1,637,234 shares of Common Stock, which Warrants such Holders continue to hold as of the date hereof;

WHEREAS, the Company and certain named investors (all of which are 2004 Buyers or affiliates thereof) (the “2005 Buyers”) desire to enter into a Securities Purchase Agreement, dated as of May 31, 2005 (the “May Purchase Agreement” and, collectively with the 2004 Purchase Agreement, and as either of the same may be amended, resold, modified or supplemented and in effect from time to time, the “Purchase Agreements”), pursuant to which the 2005 Buyers are to acquire senior secured convertible notes in an aggregate amount of $10,000,000 (the “May 2005 Notes” and, collectively with the 2004 Notes, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time, the “Notes” the shares of Common Stock issuable upon conversion of the Notes being referred to herein as the “Conversion Shares”) and, under certain circumstances, and based upon conditions set forth in the May Purchase Agreement or the May 2005 Notes, the Company will issue to the 2005 Buyers warrants to purchase shares of Common Stock (the “May 2005 Warrants” and, collectively with the 2004 Warrants, together with any warrants or other securities issued in exchange or substitution thereof or replacement thereof, and as any of the same may be amended, restated, modified, or supplemented and in effect from time to time, the “Warrants” the shares of Common Stock issuable upon exercise of the Warrants being referred to herein as the “Warrant Shares”); and

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WHEREAS, the Company and the Securities Holders hereby agree that it is in their respective best interests to (a) waive any “anti-dilution” adjustments to which the Securities Holders may be entitled, any breaches of the March 2005 Notes and the March 2005 Purchase Agreement and any other claims that the Securities Holders may have against the Company, with respect to either the March 2005 Notes or the March 2005 Warrants, as a result of the Notes, the Warrants, the Conversion Shares or the Warrant Shares, and (b) amend the March 2005 Notes and the March 2005 Warrants, in each case on the terms and subject to the conditions set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements, provisions and covenants contained herein, and for other good and valuable consideration, the parties hereto agree as follows:

1.             Waiver of Anti-Dilution Adjustments and Restricted Indebtedness. Each of the Securities Holders hereby waives, now and forever, and agrees that there shall not be:

(a)           (i) any prohibitions, restrictions or limitations on the issuance of the Notes or the incurrence of Indebtedness (as defined in the March 2005 Notes) by the Company or any of its Subsidiaries (as defined in the March 2005 Purchase Agreement) thereunder or in connection therewith, pursuant to Section 11 or any other provision of any of the March 2005 Notes, and (ii) any (A) reductions, and any other adjustments whatsoever, in the Conversion Price (as defined in the March 2005 Notes) of any of the March 2005 Notes (including, without limitation, any right to substitute any Variable Price (as defined in the March 2005 Notes) for the Conversion Price), and any increases, and any other adjustments whatsoever, in the number of shares of Common Stock into which any of the March 2005 Notes are convertible, pursuant to Section 2(f) of any of the March 2005 Notes or otherwise, and (B) violations or breaches of any of the March 2005 Notes, or other rights, claims or causes of action that such Securities Holder has, had or may have against the Company pursuant to any of the March 2005 Notes, as a result of or arising out of, or that could or may have resulted or arisen out of, (X) the issuance or deemed issuance of any of the Notes, the Warrants, the Conversion Shares and the Warrant Shares, or (Y) any of the terms, conditions or provisions of any of the Notes, the Warrants and the Purchase Agreements or any of the other agreements and instruments executed in connection therewith;

(b)             (i) any reductions, and any other adjustments whatsoever, in the Exercise Price (as defined in the March 2005 Warrants) of any of the March 2005 Warrants (including any right to substitute a Variable Price (as defined in the March 2005 Warrants) for the Exercise Price) and any increases, or any other adjustments whatsoever, in the number of shares of Common Stock for which any of the March 2005 Warrants are exercisable, pursuant to Section 9 of any of the March 2005 Warrants or otherwise, and (ii) any violations or breaches of any of the March 2005 Warrants, or any other other rights, claims or causes of action that such Securities Holder has, had or may have against the Company pursuant to any of the March 2005 Warrants, as a result of or arising out of, or that could or may have resulted or arisen out of, (X) the issuance or deemed issuance of any of the Notes, the Warrants, the Conversion Shares and the Warrant Shares, or (Y) any of the terms, conditions or provisions of any of the Notes, the Warrants and the

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Purchase Agreements or any of the other agreements and instruments executed in connection therewith; and

(c)             (i) any prohibitions, restrictions or limitations on the issuance of the May 2005 Notes or the incurrence of Indebtedness by the Company or any of its Subsidiaries thereunder or in connection therewith, pursuant to Section 4(m) or any other provision of the March 2005 Purchase Agreement or any of the agreements and instruments executed in connection therewith, and (ii) any violations or breaches of the March 2005 Purchase Agreement, or other rights, claims or causes of action that such Securities Holder has, had or may have against the Company pursuant to the March 2005 Purchase Agreement or any of the agreements and instruments executed in connection therewith, as a result of or arising out of, or that could or may have resulted or arisen out of, (X) the issuance or deemed issuance of any of the Notes, the Warrants, the Conversion Shares and the Warrant Shares, or (Y) any of the terms, conditions or provisions of any of the Notes, the Warrants and the Purchase Agreements or any of the other agreements and instruments executed in connection therewith.

2.	Amendments to the Notes.

(a)             The parties hereto hereby agree that Section 2(f)(i)(F)(IV) of each of the March 2005 Notes shall be amended to read in its entirety as follows:

(IV) “Exempted Issuances” shall mean: (A) Shares issued or deemed to have been issued by the Company pursuant to an Approved Stock Plan; (B) Shares issued or deemed to have been issued upon the conversion, exchange or exercise of any Option or Convertible Security outstanding on the date prior to the Issuance Date and set forth in Schedule 3(c) to the Securities Purchase Agreement; (C) Shares issued or deemed to have been issued pursuant to a Qualifying Issuance (as defined below), provided that the terms of the securities included in such Qualifying Issuance are not amended or otherwise modified on or after the date such Qualifying Issuance is consummated and provided that the conversion price, exchange price, exercise price or other purchase price is not reduced, adjusted or otherwise modified and the number of Shares issued or issuable is not increased (whether by operation of, or in accordance with, the relevant governing documents or otherwise) on or after the date such Qualifying Issuance is consummated; and (D) Shares issued or deemed to have been issued by the Company upon (i) conversion of the Notes, (ii) exercise of the Warrants, (iii) issuance or conversion of the senior secured convertible notes in an aggregate principal amount of $10,000,000 (as any of the same may be amended, restated, modified or supplemented and in effect from time to time, the “May 2005 Notes”), dated May 31, 2005, issued by the Company pursuant to a Securities Purchase Agreement (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “May 2005 Agreement”), dated as of May 31, 2005, by and among the Company and the investors set forth therein (the “May 2005 Investors”), or (iv) issuance or exercise of any warrants (together with any warrants or other securities issued in exchange or substitution thereof or replacement thereof, and as any of the same may be amended, restated,

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modified, or supplemented and in effect from time to time) issued pursuant to the terms of the May 2005 Notes or the May 2005 Agreement.

(b)             The parties hereto hereby agree that Section 2(f)(i)(F) of each of the March 2005 Notes shall be amended by adding the following at the end thereof as Section 2(f)(i)(F)(VI):

“Qualifying Issuance” shall mean the issuance by the Company of Shares, Convertible Securities or Options, or any combination thereof (other than the issuances set forth in the May 2005 Agreement), (A) which is consummated after May 31, 2005 and prior to January 1, 2006, (B) which is for gross proceeds, which, when added to the gross proceeds from all prior or concurrent Qualifying Issuances, does not exceed $20,000,000 in the aggregate, (C) which includes the issuance, or deemed issuance of Shares (each as determined through the application of subsections (A), (B), (C), (D), (E) and (F) of Section 2(f)(i)), at a net price per share of not less than $1.55 (subject to adjustment for stock splits, stock dividends, stock combination and other similar transactions after May 31, 2005), (D) which does not include securities which have or may have a Variable Price (as defined in Section 2(f)(iii)), provided that, for purposes of this definition of “Qualifying Issuance,” a Variable Price shall not include customary anti-dilution provisions no more favorable to the holders of such securities than those contained in this Section 2(f)(i), (E) the proceeds of which are used by the Company solely for the drilling and production of the Company’s and its Subsidiaries’ hydrocarbon properties in which the May 2005 Investors were granted overriding royalty interests pursuant to the Conveyances of Overriding Royalty Interests (the “Conveyances of Overriding Royalty Interests”), dated May 31, 2005, from the Company and its Subsidiaries to the May 2005 Investors, (F) at a time at which the Conveyances of Overriding Royalty Interest are in full force and effect, and the Company and its Subsidiaries are in compliance with, and have not breached, the Conveyances of Overriding Royalty Interests, and (G) subsequent to which the Company fully complies with its obligations under Section 4(f) of the May 2005 Agreement.

3.             Amendments to the Warrants. The parties hereto hereby agree that Section 9(a) of each of the March 2005 Warrants shall be hereby amended to read in its entirety as follows:

(a) Adjustment of Warrant Exercise Price and Number of Shares upon Issuance of Common Stock. If and whenever on or after the Warrant Date, the Company issues or sells, or is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding Exempted Issuances (as defined below)), for a consideration per share less than a price equal to the Warrant Exercise Price in effect immediately prior to such issuance or sale (the "Applicable Price"), then immediately after such issue or sale the Warrant Exercise Price then in effect shall be reduced to an amount equal to such consideration per share. Upon each such adjustment of the Warrant Exercise Price pursuant to the immediately preceding sentence, the number of shares of

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Common Stock acquirable upon exercise of this Warrant shall be adjusted to the number of shares determined by multiplying the Warrant Exercise Price in effect immediately prior to such adjustment by the number of shares of Common Stock acquirable upon exercise of this Warrant immediately prior to such adjustment and dividing the product thereof by the Warrant Exercise Price resulting from such adjustment. For purposes of this Warrant, “Exempted Issuances” shall mean: (A) Shares issued or deemed to have been issued by the Company pursuant to an Approved Stock Plan; (B) Shares issued or deemed to have been issued upon the conversion, exchange or exercise of any Option or Convertible Security outstanding on the date prior to the Issuance Date and set forth in Schedule 3(c) to the Securities Purchase Agreement; (C) Shares issued or deemed to have been issued pursuant to a Qualifying Issuance (as defined below), provided that the terms of the securities included in such Qualifying Issuance are not amended or otherwise modified on or after the date such Qualifying Issuance is consummated and provided that the conversion price, exchange price, exercise price or other purchase price is not reduced, adjusted or otherwise modified and the number of Shares issued or issuable is not increased (whether by operation of, or in accordance with, the relevant governing documents or otherwise) on or after the date such Qualifying Issuance is consummated; and (D) Shares issued or deemed to have been issued by the Company upon (i) conversion of the Notes, (ii) exercise of the SPA Warrants, (iii) issuance or conversion of the senior secured convertible notes in an initial aggregate principal amount of $10,000,000 (as any of the same may be amended, restated, modified or supplemented and in effect from time to time, the “May 2005 Notes”), dated May 31, 2005, issued by the Company pursuant to a Securities Purchase Agreement (as the same may be amended, restated, modified or supplemented and in effect from time to time, the “May 2005 Agreement”), dated as of May 31, 2005, by and among the Company and the investors set forth therein (the “May 2005 Investors”) or (iv) issuance or exercise of any warrants (together with any warrants or other securities issued in exchange or substitution thereof or replacement thereof, and as any of the same may be amended, restated, modified or supplemented and in effect from time to time) issued pursuant to the terms of the May 2005 Notes or the May 2005 Agreement. For purposes of this Warrant, “Qualifying Issuance” shall mean the issuance by the Company of Shares, Convertible Securities or Options, or any combination thereof (other than the issuances set forth in the May 2005 Agreement) (A) which is consummated after May 31, 2005 and prior to January 1, 2006, (B) which is for gross proceeds, which, when added to the gross proceeds from all prior or concurrent Qualifying Issuances (including Qualifying Issuances consummated on or prior to the Warrant Date), does not exceed $20,000,000 in the aggregate, (C) which includes the issuance, or deemed issuance of Shares (each as determined through the application of subsections (A), (B), (C), (D), (E) and (F) of Section 2(f)(i) of the Notes), at a net price per share of not less than $1.55 (subject to adjustment for stock splits, stock dividends, stock combination and other similar transactions after May 31, 2005), (D) which does not include securities which have or may have a Variable Price (as defined in Section 2(f)(iii) of the Notes), provided that, for purposes of this definition of “Qualifying

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Issuance,” a Variable Price shall not include customary anti-dilution provisions no more favorable to the holders of such securities than those contained in this Section 2(f)(i) of the Notes, (E) the proceeds of which are used by the Company solely for the drilling and production of the Company’s and its Subsidiaries’ hydrocarbon properties in which the May 2005 Investors were granted overriding royalty interests pursuant to the Conveyances of Overriding Royalty Interests (the “Conveyances of Overriding Royalty Interests”), dated May 31, 2005, from the Company and its Subsidiaries to the May 2005 Investors, (F) at a time at which the Conveyances of Overriding Royalty Interests are in full force and effect, and the Company and its Subsidiaries are in compliance with, and have not breached, the Conveyances of Overriding Royalty Interests, and (G) subsequent to which the Company fully complies with its obligations under Section 4(f) of the May 2005 Agreement.

4.             Conditions to Effectiveness. The amendments set forth in Sections 3 and 4 of this Amendment shall become effective immediately upon the Closing (as defined in the May Purchase Agreement).

5.             Assignments and Transfers; Third Party Beneficiaries. This Amendment and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, the parties hereof and their respective successors, assigns and legal representatives. The parties hereunder acknowledge and agree that the 2005 Buyers are relying upon the waivers and agreements set forth herein in connection with the 2005 Buyers’ entering into and performing their obligations under the May Purchase Agreement and that, accordingly, the 2005 Buyers are third party beneficiaries of this Amendment and the waivers and agreements set forth herein.

6.             Severability. In case any provision of or obligation under this Amendment shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

7.             Headings. Headings and captions used in this Amendment (including the Exhibits, Schedules and Annexes hereto, if any) are included for convenience of reference only and shall not be given any substantive effect.

8.             GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK.

9.             Electronic Transmission; Counterparts; Integration. This Amendment may be executed and delivered via facsimile, email or similar electronic transmission with the same force and effect as if an original were executed and may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes

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any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date set forth above.

GALAXY ENERGY CORPORATION:

By:	_______________________________
Name:	_______________________________
Title:	_______________________________

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SECURITIES HOLDERS:

BANK SAL. OPPENHEIM JR. & CIE

By:	_______________________________
Name:	_______________________________
Title:	_______________________________

CLARION FINANZ AG

By:
Name:
Title:

CAPRICCIO INVESTMENTS INC.

By:
Name:
Title:

DESMODIO MANAGEMENT INC.

By:
Name:
Title:

CENTRUM BANK AG

By:
Name:
Title:

FINTER BANK ZURICH

By:
Name:
Title:

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JULIUS BAER FUND TRADING

By:
Name:
Title:

VANGUARD CAPITAL LIMITED

By:
Name:
Title:

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Schedule of Securities Holders

Securities Holder Address	Principal Amount of Notes
Bank Sal. Oppenheim Jr. & Cie. Uraniastrasse 28 CH-8022 Zurich, Switzerland	$1,050,000
Clarion Finanz AG Gerbergasse 5 8001 Zurich, Switzerland	$1,000,000
Capriccio Investments Inc. Calle 53, Urbanizacion Obarrio Swiss Tower, Piso 16 Panama	$1,000,000
Desmodio Management Inc. Kirchstrasse 79 P.O. Box 6 FL-9490 Vaduz Liechtenstein	$1,000,000
Centrum Bank AG Kirchstrasse 3 FL-9490 Vaduz Liechtenstein	$950,000
Finter Bank Zurich Claridenstrasse 35 CH-8002 Zurich, Switzerland	$910,000
Julius Baer Fund Trading Bahnhofstrasse 36 CH-8010 Zurich, Switzerland	$685,000
Vanguard Capital Limited Shirley House 50 Shirley Street P.O. Box N-7755 Nassau, Bahamas	$1,100,000

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